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                                                                   EXHIBIT 10.23


                                  May 9, 1997



RAS Securities Corp.
2 Broadway, 20th Floor
New York, New York  10004

         Re: Letter of Intent Regarding Initial Public Offering; Agency Agreement; Merger and Acquisition Agreement

Gentlemen:

As a result of problems relating to underwriting compensation on prior transactions relating to RAS Securities Corp. ("RAS"), it is our understanding that RAS has agreed to step down as underwriter of the planned initial public offering by Aviation Group, Inc. (the "Company"). In that connection, we request that you formalize this withdrawal by RAS by acknowledging and agreeing that the following agreements, to the extent indicated below, are hereby terminated and canceled, subject to the condition set forth herein:

1. Letter of intent agreement dated January 28, 1997 between the Company and RAS relating to the planned initial public offering shall be terminated and canceled in its entirety;

2. Paragraphs (xv), (xvi) and (xvii) of Section 7 only of the Agency Agreement dated January 19, 1996 between the Company and RAS shall be terminated and canceled; and

3. Merger and Acquisition Agreement dated January 23, 1996 between the Company and RAS shall be terminated and canceled in its entirety.

It is also our understanding, which you hereby confirm, that RAS will not participate in any manner, including as an underwriter or as a member of the selling group, in the planned initial public offering by the Company.

You also agree that the "lock-up" letter agreements each dated March 1, 1996, between RAS and Paul Lubomirski and Lee Sanders will be deemed terminated upon the execution by Mr. Sanders and Mr. Lubomirski of new lock-up agreements with the lead underwriter of the Company's planned initial public offering.

Notwithstanding the foregoing, we understand that your agreements herein are conditioned upon the completion of the planned initial public offering by the Company, and if the initial
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RAS Securities Corp.
May 9, 1997
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public offering is not completed or is terminated or abandoned by the Company, the agreements hereby terminated and canceled will be automatically reinstated to be in full force and effect.

If the foregoing is satisfactory to you, please execute and return one fully executed original to the undersigned to evidence your confirmation and agreement to the foregoing.

                                     Very truly yours,

                                     Aviation Group, Inc.


                                     By: /s/ LEE SANDERS
                                             Lee Sanders, President


Acknowledged and agreed
this 9th day of May, 1997:


RAS SECURITIES CORP.



By:   /s/ ROBERT A. SCHNEIDER
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Name:     Robert A. Schneider
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Title:    Chairman & CEO
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